                                                                     Exhibit 3.2

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                      TROPICAL SPORTSWEAR INT'L CORPORATION

                             A FLORIDA CORPORATION)

                           As Amended on May 24, 2002

                                    ARTICLE 1
                                   DEFINITIONS

Section 1.1  Definitions.     The  following  terms  shall  have  the  following
meanings for purposes of these Amended and Restated Bylaws:

"Act" means the Florida Business Corporation Act,  as it  may  be  amended  from time to time, or any successor legislation thereto.

"Corporation"   means   Tropical   Sportswear   Int'l  Corporation,   a  Florida
corporation.

"Deliver"  or   "delivery"  includes  delivery  by  hand;  United  States  mail;
facsimile,  telegraph,  teletype or other form of electronic transmission,  with written  confirmation  or other  acknowledgment  of receipt;  and  private  mail carriers handling nationwide mail services.

"Principal office"  means  the office (within or without  the State of  Florida)
where  the  Corporation's principal executive offices are located, as designated in the Amended and Restated Articles of Incorporation until an annual report has been filed with the Florida  Department of State,  and  thereafter as designated in the annual report.

                                    ARTICLE 2
                                     OFFICES

Section 2.1  Principal and  Business  Offices.   The  Corporation  may have such
principal  and other  business  offices,  either  within or without the State of
Florida,  as the Board of  Directors  may  designate  or as the  business of the
Corporation may require from time to time.

Section 2.2  Registered  Office.   The  registered  office  of  the  Corporation
required by the Act to be maintained in the State of Florida may but need not be identical with the principal office if located in the State of Florida,  and the address of the  registered  office may be changed from time to time by the Board of Directors or by the registered  agent.  The business office of the registered agent of the Corporation shall be identical to such registered office.

                                    ARTICLE 3
                                  SHAREHOLDERS

Section 3.1 Annual Meeting.

(a) Call by Directors.   The  annual  meeting  of  shareholders  shall  be  held
within four months after the close of each fiscal year of the  Corporation  on a date and at a time and  place  designated  by the  Board of  Directors,  for the purpose of electing  directors and for the transaction of such other business as may come before the meeting.  If the election of directors  shall not be held on the day fixed as herein provided for any annual meeting of  shareholders,  or at any adjournment  thereof,  the Board of Directors shall cause the election to be held at a special  meeting of shareholders as soon thereafter as is practicable.
The  failure to hold the  annual  meeting  of the  shareholders  within the time stated in these Amended and Restated Bylaws shall not affect the terms of office of the officers or directors of the Corporation or the validity of any corporate action.

(b)  Business  At  Annual  Meeting.  At an annual meeting of the shareholders of the  Corporation,  only such  business  shall be  conducted  as shall  have been properly  brought  before the meeting.  To be properly  brought before an annual meeting,  business  must be (1)  specified  in the  notice  of  meeting  (or any supplement thereto) given by or at the direction of the Board of Directors,  (2)
otherwise  properly  brought  before the meeting by or at the  direction  of the
Board of Directors,  or (3) otherwise  properly  brought before the meeting by a shareholder.  For business to be properly  brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation.  To be timely, a shareholder's notice shall be received at the principal  business  office of the Corporation no later than the date  designated  for  receipt  of  shareholders'  proposals  in a prior  public disclosure  made by the  Corporation.  If there  has been no such  prior  public disclosure,  then to be timely,  a shareholder's  notice must be delivered to or mailed and received at the principal business office of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the annual  meeting of  shareholders;  provided,  however,  that in the event that less than seventy
(70) days' notice of the date of the meeting is given to  shareholders by notice or prior public disclosure,  notice by the shareholders,  to be timely,  must be received  by the  Corporation  not later than the close of business on the tenth day  following  the day on which the  Corporation  gave  notice or made a public
disclosure  of  the  date  of  the  annual  meeting  of  the   shareholders.   A
shareholder's  notice to the  Secretary  shall set forth as to each  matter  the shareholder  proposes to bring before the annual meeting (a) a brief description of the business  desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's stock books, of the shareholders proposing such business,  (c) the class and  number  of  shares  of the  Corporation  which are beneficially  owned  by  the  shareholder,  (d)  any  material  interest  of the shareholder in such business,  and (e) the same information  required by clauses
(b),  (c) and (d) above  with  respect  to any other  shareholder  that,  to the knowledge of the  shareholder  proposing such business,  supports such proposal.
Notwithstanding  anything in these Amended and Restated  Bylaws to the contrary, no business shall be conducted at an annual  meeting  except in accordance  with the  procedures  set forth in this Section . The  Chairman of an annual  meeting shall, if the facts warrant,  determine and declare to the annual meeting that a matter of business was not  properly  brought  before the meeting in  accordance with the  provisions  of this Section , and if the Chairman  shall so determine, the Chairman  shall so declare at the meeting and any such business not properly brought before the meeting shall not be transacted.

Section 3.2 Special Meetings.

(a)  Call   by   Directors  or   Executive   Officers.     Special  meetings  of
shareholders of the Corporation,  for any purpose or purposes,  may be called by any four (or more)  members of the Board of  Directors  or the  Chairman  of the
Board and Chief Executive Officer of the Corporation.

(b)  Call by Shareholders.   The  Corporation  shall  call  a special meeting of
shareholders in the event that the holders of not less than twenty-five  percent
(25%) of the total  number of votes of the then  outstanding  shares of  capital stock  of  the  Corporation  entitled  to  vote  generally  in the  election  of directors,  voting  together as a single class,  sign,  date, and deliver to the
Secretary  one or more written  demands for the meeting  describing  one or more purposes for which it is to be held. The Corporation shall give notice of such a special  meeting  within  sixty  (60) days  after  the date  that the  demand is delivered to the Corporation.

Section 3.3  Place  of  Meeting.   The  Board of  Directors  may  designate  any
place,  either  within or without the State of Florida,  as the place of meeting for any annual or special  meeting of  shareholders.  If no designation is made, the place of meeting shall be the principal office of the Corporation.

Section 3.4 Notice of Meeting.

(a) Content and Delivery.   Written  notice  stating  the  date, time, and place
of any  meeting  of  shareholders  and,  in the case of a special  meeting,  the purpose or purposes for which the meeting is called, shall be delivered not less than ten days nor more than sixty days  before the date of the  meeting by or at the direction of the Chief Executive Officer, the President,  the Executive Vice
President or the Secretary,  or the officer or persons duly calling the meeting, to each shareholder of record entitled to vote at such meeting and to such other persons as required by the Act. Unless the Act requires otherwise,  notice of an annual  meeting  need not include a  description  of the purpose or purposes for which the  meeting is called.  If  mailed,  notice of a meeting of  shareholders shall be deemed to be  delivered  when  deposited  in the  United  States  mail, addressed  to the  shareholder  at his or her address as it appears on the stock record books of the Corporation, with postage thereon prepaid.

(b)  Notice  of  Adjourned  Meetings.    If  an  annual or  special  meeting  of
shareholders is adjourned to a different date,  time, or place,  the Corporation shall not be required to give notice of the new date,  time, or place if the new date, time, or place is announced at the meeting before  adjournment;  provided, however, that if a new record date for an adjourned meeting is or must be fixed, the  Corporation  shall give notice of the adjourned  meeting to persons who are shareholders  as of the new  record  date  who are  entitled  to  notice  of the meeting.

(c)  No  Notice  Under  Certain  Circumstances.    Notwithstanding   the   other
provisions of this Section, no notice of a meeting of shareholders need be given to a  shareholder  if:  (1)  an  annual  report  and  proxy  statement  for  two consecutive  annual  meetings  of  shareholders,  or (2) all,  and at least two, checks in payment of dividends or interest on securities  during a  twelve-month period have been sent by  first-class,  United  States  mail,  addressed  to the shareholder  at his or her address as it appears on the share  transfer books of the Corporation,  and returned undeliverable.  The obligation of the Corporation to give  notice of a  shareholders'  meeting  to any such  shareholder  shall be reinstated once the Corporation has received a new address for such  shareholder for entry on its share transfer books.

Section 3.5 Waiver of Notice.

(a)  Written  Waiver.   A shareholder  may waive  any notice required by the Act
or these  Amended and Restated  Bylaws  before or after the date and time stated
for the meeting in the notice.  The waiver shall be in writing and signed by the shareholder  entitled to the notice,  and be  delivered to the  Corporation  for inclusion  in the  minutes or filing  with the  corporate  records.  Neither the business to be transacted  at nor the purpose of any regular or special  meeting of shareholders need be specified in any written waiver of notice.

(b) Waiver by Attendance.  A shareholder's  attendance  at a meeting,  in person or  by  proxy,  waives  objection  to  all  of the following: (1) lack of notice or defective  notice of the meeting,  unless the shareholder at the beginning of the  meeting  objects to holding  the  meeting or  transacting  business  at the meeting; and (2) consideration of a particular matter at the meeting that is not within the  purpose or purposes  described  in the  meeting  notice,  unless the shareholder objects to considering the matter when it is presented.

Section 3.6 Fixing of Record Date.

(a) General.  The  Board  of  Directors  may fix in advance a date as the record date for the  purpose  of  determining  shareholders  entitled  to  notice  of a shareholders'  meeting,  entitled to vote, or take any other action. In no event may a record date fixed by the Board of Directors be a date  preceding  the date upon which the resolution  fixing the record date is adopted or a date more than seventy days before the date of meeting or action  requiring a determination  of shareholders.

(b) Special Meeting.  The  record  date  for  determining  shareholders entitled to demand a special meeting shall be the close of business on the date the first shareholder delivers his or her demand to the Corporation.

(c) Shareholder  Action  by  Written Consent.   If  no  prior action is required
by the Board of Directors  pursuant to the Act, the record date for  determining shareholders  entitled  to take action  without a meeting  shall be the close of business on the date the first signed written consent with respect to the action in question is delivered to the Corporation,  but if prior action is required by the Board of Directors  pursuant to the Act, such record date shall be the close of business on the date on which the Board of  Directors  adopts the  resolution taking such prior action unless the Board of Directors  otherwise fixes a record date. Any action of the shareholders of the Corporation  taken without a meeting shall be effected  only upon the written  consent of the holders of  outstanding capital stock of the  Corporation  of each voting group entitled to vote thereon having not less than the  minimum  number of votes with  respect to each  voting group that would be  necessary  to authorize or take such action at a meeting at which all voting  groups and shares  entitled to vote  thereon  were present and voted.

(d) Absence of Board Determination  for  Shareholders'  Meeting.  If  the  Board
of Directors  does not  determine the record date for  determining  shareholders entitled to notice of and to vote at an annual or special shareholders' meeting, such  record  date  shall be the close of  business  on the day before the first notice with respect thereto is delivered to shareholders.

(e) Adjourned Meeting.   A record date for determining  shareholders entitled to
notice  of  or  to  vote  at  a  shareholders'  meeting  is  effective  for  any adjournment  of the  meeting  unless the Board of  Directors  fixes a new record date,  which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

Section 3.7 Shareholders' List for Meetings.

(a)  Preparation  and  Availability.   After  a  record  date  for  a meeting of
shareholders has been fixed, the Corporation  shall prepare an alphabetical list of the names of all of the shareholders  entitled to notice of the meeting.  The list  shall be  arranged  by class or series  of  shares,  if any,  and show the address of and  number of shares  held by each  shareholder.  Such list shall be available for  inspection by any  shareholder  for a period of ten days prior to the  meeting or such  shorter  time as exists  between  the record  date and the meeting date, and continuing through the meeting, at the Corporation's principal office,  at a place  identified  in the  meeting  notice  in the city  where the meeting will be held, or at the office of the  Corporation's  transfer  agent or registrar,  if any. A  shareholder  or his or her agent may, on written  demand, inspect  the  list,  subject  to the  requirements  of the Act,  during  regular business hours and at his or her expense, during the period that it is available for  inspection  pursuant to this Section.  A  shareholder's  written  demand to inspect the list shall describe with  reasonable  particularity  the purpose for inspection of the list, and the  Corporation  may deny the demand to inspect the list if the Secretary  determines that the demand was not made in good faith and for a proper  purpose or if the list is not directly  connected with the purpose stated in the shareholder's  demand,  all subject to the requirements of Section
607.1602(3) of the Act.  Notwithstanding  anything  herein to the contrary,  the
Corporation shall make the shareholders' list available at any annual meeting or special  meeting  of  shareholders  and any  shareholder  or his or her agent or attorney may inspect the list at any time during the meeting or any  adjournment thereof.

(b) Prima Facie Evidence.  The shareholders' list is prima facie evidence of the identity of shareholders entitled to examine the  shareholders'  list or to vote at a meeting of shareholders.

(c) Failure to Comply.   If  the  requirements  of  this  Section  have not been
substantially   complied  with,  or  if  the  Corporation  refuses  to  allow  a shareholder  or his or her agent or attorney to inspect the  shareholders'  list before or at the  meeting,  on the  demand of any  shareholder,  in person or by proxy, who failed to get such access,  the meeting shall be adjourned until such requirements are complied with.

(d) Validity of Action Not Affected.   Refusal  or  failure  to  prepare or make
available  the  shareholders'  list shall not affect the  validity of any action taken at a meeting of shareholders.

Section 3.8 Quorum.

(a) What Constitutes a Quorum.   Shares  entitled  to  vote as a separate voting
group may take action on a matter at a meeting  only if a quorum of those shares exists with respect to that  matter.  If the  Corporation  has only one class of stock  outstanding,  such class shall  constitute  a separate  voting  group for purposes of this Section. Except as otherwise provided in the Act, a majority of the votes  entitled to be cast on the matter  shall  constitute  a quorum of the voting group for action on that matter.

(b) Presence of Shares.  Once  a  share is  represented  for  any  purpose  at a meeting,  other than for the  purpose of  objecting  to holding  the  meeting or transacting  business at the meeting,  it is considered  present for purposes of determining whether a quorum exists for the remainder of the meeting and for any adjournment  of that meeting  unless a new record date is or must be set for the adjourned meeting.

(c)  Adjournment in Absence of Quorum.   Where  a  quorum  is  not present,  the
holders of a majority  of the shares  represented  and who would be  entitled to vote at the meeting if a quorum were  present may adjourn such meeting from time to time.

Section  3.9  Voting of  Shares.   Except  as   provided   in  the  Amended  and
Restated  Articles  of  Incorporation  or  the  Act,  each  outstanding   share,
regardless  of  class,  is  entitled  to one vote on each  matter  voted on at a meeting of shareholders.

Section 3.10 Vote Required.

(a) Matters Other Than Election of Directors.  If  a  quorum exists,  except  in the case of the election of directors, action on a matter shall be approved by a majority  of the votes cast at such  meeting,  unless the Act or the Amended and
Restated  Articles  of  Incorporation  require a greater  number of  affirmative votes.

(b) Election of  Directors.   Except  as  provided  in  the Amended and Restated
Articles of Incorporation,  each director shall be elected by a plurality of the votes cast by the shares  entitled  to vote in the  election of  directors  at a meeting at which a quorum is present.  Each  shareholder who is entitled to vote at an election of directors  has the right to vote the number of shares owned by him  or  her  for  as  many  persons  as  there  are  directors  to be  elected.
Shareholders do not have a right to cumulate their votes for directors.

Section 3.11 Conduct of Meeting.  The  Chairman  of  the  Board of Directors and
Chief  Executive  Officer,  or in his or her absence,  the Vice  Chairman of the
Board of Directors and Executive Vice President,  or in his or her absence,  the
President,  or in his or her absence,  a Vice  President  in the order  provided under the Section of these Amended and Restated Bylaws titled "Vice Presidents,"
or in their absence,  any person chosen by the shareholders present shall call a shareholders'  meeting  to order  and  shall  act as  presiding  officer  of the meeting,  and the  Secretary  of the  Corporation  shall act as secretary of all meetings  of the  shareholders,  but,  in the  absence  of  the  Secretary,  the presiding  officer  may  appoint  any other  person to act as  secretary  of the meeting.  The presiding  officer of the meeting  shall have broad  discretion in determining  the order of business at a  shareholders'  meeting.  The  presiding officer's  authority  to conduct the  meeting  shall  include,  but in no way be limited  to,  recognizing  shareholders  entitled  to  speak,  calling  for  the necessary  reports,  stating  questions and putting them to a vote,  calling for nominations,  and announcing the results of voting.  The presiding  officer also shall take such actions as are necessary and  appropriate  to preserve  order at the meeting.  The rules of  parliamentary  procedure need not be observed in the conduct of shareholders' meetings.

Section 3.12 Inspectors of  Election.   Inspectors of election  may be appointed
by the Board  of Directors  to act at any meeting of  shareholders  at which any vote is taken.  If  inspectors of election  are not so appointed,  the presiding officer of the meeting may, and on the  request  of any  shareholder shall, make such appointment.  Each inspector,  before entering upon the discharge of his or her  duties,  shall take and sign an oath  faithfully  to execute  the duties of inspector at such meeting with strict impartiality  and according to the best of his or her ability.  The  inspectors  of election shall  determine the number of shares  outstanding,  the  voting  rights  with  respect  to  each,  the  shares represented  at the meeting,  the existence of a quorum,  and the  authenticity, validity, and effect of proxies; receive votes, ballots,  consents, and waivers;
hear and determine all challenges and questions  arising in connection  with the vote;  count and  tabulate  all votes,  consents,  and  waivers;  determine  and announce  the result;  and do such acts as are proper to conduct the election or vote with fairness to all shareholders.  No inspector,  whether appointed by the
Board of Directors or by the person acting as presiding  officer of the meeting, need be a  shareholder.  The  inspectors may appoint and retain other persons or entities  to assist  the  inspectors  in the  performance  of the  duties of the inspectors.  On request of the person  presiding at the meeting,  the inspectors shall make a report in writing of any challenge,  question or matter  determined by them and execute a certificate of any fact found by them.

Section 3.13 Proxies.

(a) Appointment.   At  all  meetings  of  shareholders,  a  shareholder may vote his or her shares in person or by proxy.  A  shareholder  may appoint a proxy to vote or otherwise act for the shareholder by signing an appointment form, either personally or by his or her  attorney-in-fact.  If an appointment form expressly provides,  any proxy holder may appoint,  in writing, a substitute to act in his or her place. A telegraph,  telex, or a cablegram, a facsimile transmission of a
signed  appointment  form,  or  a  photographic,   photostatic,   or  equivalent
reproduction of a signed appointment form is a sufficient appointment form.

(b) When Effective.  An appointment of a proxy is effective when received by the
Secretary   or  other  officer  or  agent  of  the  Corporation  authorized   to
tabulate  votes.  An  appointment is valid for up to eleven (11) months unless a longer period is expressly provided in the appointment form. An appointment of a proxy is revocable by the shareholder  unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest.

Section 3.14 Action by Shareholders Without Meeting.

(a) Requirements  for Written Consent.   Any action required or permitted by the
Act to be taken at any annual or special meeting  of  shareholders  may be taken without  a  meeting,  without prior  notice,  and  without a vote if one or more written  consents  describing  the action taken shall be signed and dated by the holders of  outstanding  capital stock of the  Corporation  of each voting group entitled to vote thereon  having not less than the minimum  number of votes with respect to each voting  group that would be  necessary to authorize or take such action at a meeting at which all  voting  groups  and  shares  entitled  to vote thereon were present and voted. Such consents must be delivered to the principal office of the  Corporation  in Florida,  the  Corporation's  principal  place of business,  the Secretary,  or another officer or agent of the Corporation having custody  of the books in which  proceedings  of  meetings  of  shareholders  are recorded.  No written  consent shall be effective to take the  corporate  action referred to therein  unless,  within sixty (60) days of the date of the earliest dated consent  delivered in the manner required herein,  written consents signed by  the  number  of  holders  required  to  take  action  are  delivered  to the
Corporation by delivery as set forth in this Section.

(b)  Revocation  of Written  Consents.  Any written  consent may be revoked prior to the date that the Corporation  receives the required number of consents to authorize the proposed  action.  No revocation is effective unless in writing and until received by the Corporation at its principal  office in Florida or its principal  place of business,  or received by the  Secretary or other officer or agent  having  custody  of  the  books  in  which  proceedings  of  meetings  of shareholders are recorded.

(c) Same Effect as Vote at Meeting.  A  consent  signed  under  this Section has the  effect  of a meeting  vote and may be  described  as such in any  document.
Whenever  action is taken by  written  consent  pursuant  to this  Section,  the written consent of the shareholders consenting thereto or the written reports of inspectors  appointed to tabulate such consents  shall be filed with the minutes of proceedings of shareholders.

Section 3.15  Acceptance  of Instruments  Showing  Shareholder Action.   If  the
name signed on a vote, consent,  waiver, or proxy appointment corresponds to the name of a shareholder,  the Corporation, if acting in good faith, may accept the vote,  consent,  waiver, or proxy appointment and give it effect as the act of a shareholder. If the name signed on a vote, consent, waiver, or proxy appointment does not correspond to the name of a shareholder,  the Corporation, if acting in good faith, may accept the vote, consent,  waiver, or proxy appointment and give it effect as the act of the shareholder if any of the following apply:

(a) The  shareholder  is  an  entity and  the name signed purports to be that of an officer or agent of the entity;

(b) The name signed purports to be that of a administrator, executor,  guardian, personal representative, or conservator representing the shareholder and, if the the  Corporation  requests,  evidence  of  fiduciary  status  acceptable  to the
Corporation is presented  with respect to the vote,  consent,  waiver,  or proxy appointment;

(c) The  name  signed  purports   to  be  that  of  a  receiver  or  trustee  in
bankruptcy,  or assignee for the benefit of creditors of the shareholder and, if the Corporation requests,  evidence of this status acceptable to the Corporation is presented with respect to the vote, consent, waiver, or proxy appointment;

(d) The  name  signed  purports  to  be that of a pledgee,  beneficial owner, or attorney-in-fact of the shareholder and, if the Corporation  requests,  evidence acceptable  to the  Corporation  of the  signatory's  authority  to sign for the shareholder is presented  with respect to the vote,  consent,  waiver,  or proxy appointment; or

(e) Two  or  more  persons  are  the shareholder as cotenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all co-owners.  The Corporation may reject a vote,  consent,  waiver,  or proxy  appointment if the Secretary or other officer or agent of the  Corporation  who is authorized to tabulate votes, acting in good faith,  has reasonable  basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

                                    ARTICLE 4
                               BOARD OF DIRECTORS

Section  4.1 General  Powers and  Number.   All   corporate   powers   shall  be
exercised  by or under the  authority  of, and the  business  and affairs of the
Corporation  managed  under  the  direction  of,  the  Board of  Directors.  The
Corporation  shall  have  eight  (8)  directors  initially  (seven  (7) if David
Garza-Santos is automatically  removed as a director  pursuant to Section 4.7 of the Corporation's Amended and Restated Articles of Incorporation). The number of directors may be increased or decreased  from time to time by vote of a majority of the Board of  Directors,  but shall never be less than five (5) nor more than fifteen (15);  provided,  however,  that,  unless  required by law and except as provided in Section 4.7 of the  Corporation's  Amended and Restated  Articles of
Incorporation,  the number of  directors  shall not be  increased  or  decreased without  the  consent of each party  remaining  entitled  to special  nomination rights  pursuant  to  Section  4.2 of  the  Amended  and  Restated  Articles  of
Incorporation of the Corporation.

Section  4.2  Qualifications.   Directors   must  be  natural  persons  who  are
eighteen years of age or older but need not be residents of the State of Florida or shareholders of the Corporation.

Section 4.3  Term  of  Office.  The directors shall  be classified, with respect to the time for which they severally hold office, into three (3) classes,  Class
I, Class II and Class III,  each of which shall be as nearly  equal in number as possible. Class I shall be established for a term expiring at the annual meeting of  shareholders  to be held in 2000  and  shall  consist  initially  of two (2)
directors.  Class II shall be  established  for a term  expiring  at the  annual meeting of shareholders to be held in 1999 and shall consist  initially of three
(3) directors.  Class III shall be established for a term expiring at the annual meeting of shareholders to be held in 1998 and shall consist  initially of three
(3) directors (two (2) directors if David  Garza-Santos,  or his  successor,  is automatically  removed as provided in Section  4.7).  Each  director  shall hold office  until his or her  successors  are elected and  qualified,  or until such director's  earlier death,  resignation or removal as hereinafter  provided.  At each annual meeting of the  shareholders of the  Corporation,  the successors of the class of directors  whose terms  expire at that meeting  shall be elected to hold office for a term expiring at the annual  meeting of  shareholders  held in the third year following the year of their election.  Unless otherwise  provided in the  Amended  and  Restated  Articles  of  Incorporation,  when the number of directors of the Corporation is changed,  the Board of Directors shall determine the class or classes to which the  increased  or  decreased  number of directors shall be  apportioned;  provided,  however,  that no  decrease  in the number of directors shall affect the term of any director then in office, and that, unless required by law,  the number of  directors  shall not be  increased or decreased without  the  consent of each party  remaining  entitled  to special  nomination rights  pursuant  to  Section  4.2 of  the  Amended  and  Restated  Articles  of
Incorporation of the Corporation.

Section 4.4  Nominations  of  Directors.   Except as otherwise provided pursuant
to the  provisions  of the Amended and  Restated  Articles of  Incorporation  or
Articles  of  Amendment  relating  to the rights of the  holders of any class or series of  Preferred  Stock,  voting  separately  by class or  series,  to elect directors under specified circumstances,  nominations of persons for election to the  Board of  Directors  may be made by the  Chairman  of the  Board  and Chief
Executive  Officer on behalf of the Board of Directors or by any  shareholder of the  Corporation  entitled to vote for the  election of  directors at the annual meeting of the shareholders who complies with the notice provisions set forth in this Section 4.4. To be timely, a shareholder's  notice shall be received at the principal  business  office of the Corporation no later than the date designated for receipt of shareholders'  proposals in a prior public disclosure made by the
Corporation.  If there  has been no such  prior  public  disclosure,  then to be timely,  a shareholder's  nomination must be delivered to or mailed and received at the principal  business  office of the  Corporation  not less than sixty (60)
days nor more than ninety (90) days prior to the annual meeting of shareholders;
provided, however, that in the event that less than seventy (70) days' notice of the date of the meeting is given to the shareholders or prior public  disclosure of the date of the meeting is made,  notice by the shareholder to be timely must be so received  not later than the close of business on the tenth day  following the day on which  such  notice of the date of the annual  meeting  was mailed or such public  disclosure was made. A shareholder's  notice to the Secretary shall set forth  (a) as to each  person  the  shareholder  proposes  to  nominate  for election or re-election as a director,  (i) the name, age,  business address and residence  address of such proposed  nominee,  (ii) the principal  occupation or employment of such person, (iii) the class and number of shares of capital stock of the Corporation  which are  beneficially  owned by such person,  and (iv) any other  information  relating to such person that is required to be  disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities  Exchange Act of 1934, as amended  (including without limitation such person's written consent to being named in the proxy  statement  as a nominee  and to  serving  as a  director  if elected);  and (b) as to the shareholder giving notice (i) the name and address, as they appear on the  Corporation's  books, of the  shareholder  proposing such nomination,  and (ii) the class and number of shares of stock of the Corporation which are beneficially owned by the shareholder. No person shall be eligible for election as a director of the  Corporation  unless  nominated in accordance with the procedures set forth in this Section 4.4. The Chairman of the meeting shall, if the facts  warrant,  determine  and  declare  to the  annual  meeting  that a nomination  was not made in accordance  with the provisions of this Section 4.4, and if the Chairman  shall so  determine,  the Chairman  shall so declare at the meeting and the defective nomination shall be disregarded.

Section 4.5 Removal.

(a) Generally.   Except  as  otherwise  provided  pursuant  to the provisions of the Amended and  Restated  Articles of  Incorporation  or Articles of  Amendment
relating to the rights of the holders of any class or series of Preferred Stock, voting  separately  by  class or  series,  to elect  directors  under  specified circumstances, any director or directors may be removed from office at any time, but only for  cause  (as  defined  in  Section  4.5(b)  hereof)  and only by the affirmative  vote, at a special  meeting of the  shareholders  called for such a purpose,  of not less than  sixty-six and  two-thirds  percent  (66-2/3%) of the total  number of votes of the then  outstanding  shares of capital  stock of the
Corporation  entitled to vote  generally  in the election of  directors,  voting together  as a single  class,  but only if notice of such  proposed  removal was contained in the notice of such meeting. At least thirty (30) days prior to such special meeting of shareholders, written notice shall be sent to the director or directors  whose removal will be considered at such meeting.  Except as provided in the Amended and Restated  Articles of Incorporation  of the Corporation,  any
vacancy on the Board of Directors resulting from such removal or otherwise shall be filled only by vote of a majority of the directors  then in office,  although less than a quorum,  and any director so chosen shall hold office until the next election of the class for which such directors  shall have been chosen and until his or her  successor  shall have been  elected and  qualified or until any such director's earlier death, resignation or removal.

(b) "Cause"  Defined.   For  the  purposes  of  this Section 4.5,  "cause"  shall
mean (i)  misconduct as a director of the  Corporation  or any subsidiary of the
Corporation which involves  dishonesty with respect to a substantial or material corporate  activity  or  corporate  assets,  or (ii)  conviction  of an  offense punishable by one (1) or more years of imprisonment (other than minor regulatory infractions and traffic  violations which do not materially and adversely affect the Corporation).

Section 4.6  Resignation.   A  director  may  resign  at any time by  delivering
written  notice to the Board of Directors or the Chairman of the Board and Chief
Executive Officer of the Corporation. A director's resignation is effective when the notice is delivered unless the notice specifies a later effective date.

Section 4.7 Vacancies.

(a) Who  May  Fill  Vacancies.   Except as  provided  below,  and subject to the
provisions  of  Sections  4.1 and 4.2 of the Amended  and  Restated  Articles of
Incorporation  of the  Corporation,  whenever any vacancy occurs on the Board of
Directors,  including  a vacancy  resulting  from an  increase  in the number of directors,  it may be  filled  by the  affirmative  vote  of a  majority  of the remaining  directors  though less than a quorum of the Board of  Directors.  Any director  elected in accordance  with the preceding  sentence  shall hold office until his or her  successor is duly elected and  qualified,  and such  successor shall complete such director's remaining term.

(b) Directors  Electing  by  Voting Groups.   Whenever  the holders of shares of
any voting group are  entitled to elect a class of one or more  directors by the provisions of the Amended and Restated Articles of  Incorporation,  vacancies in such  class may be  filled by  holders  of shares of that  voting  group or by a majority of the  directors  then in office  elected by such voting group or by a sole remaining director so elected.  If no director elected by such voting group remains in office,  unless the Amended and  Restated  Articles of  Incorporation provide  otherwise,  directors  not  elected  by  such  voting  group  may  fill vacancies.

(c)  Prospective  Vacancies.   A  vacancy  that  will  occur at a specific later
date,  because of a resignation  effective at a later date or otherwise,  may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

Section  4.8  Compensation.    The  Board  of  Directors,  irrespective  of  any
personal interest of any of its members, may establish  reasonable  compensation of all directors for services to the  Corporation  as  directors,  officers,  or otherwise, or may delegate such authority to an appropriate committee. The Board of Directors also shall have  authority to provide for or delegate  authority to an appropriate committee to provide for reasonable pensions, disability or death benefits, and other benefits or payments, to directors,  officers, and employees and to their families, dependents, estates, or beneficiaries on account of prior services rendered to the Corporation by such directors, officers, and employees.
Directors shall be entitled to reimbursement for reasonable expenses incurred in connection  with attending  meetings of the Board of Directors  (and  committees thereof) and performing  their duties as directors,  including  reimbursement of expenses  attributable to first-class air travel and first-class hotel occupancy while traveling on Company business.

Section 4.9  Regular  Meetings.   A  regular  meeting  of the Board of Directors
shall be held without other notice than this bylaw  immediately after the annual meeting of shareholders and each adjourned  session  thereof.  The place of such regular  meeting  shall be the same as the place of the meeting of  shareholders which  precedes  it, or such other  suitable  place as may be  announced at such meeting of shareholders.  The Board of Directors may provide, by resolution, the date,  time, and place,  either within or without the State of Florida,  for the holding of additional  regular meetings of the Board of Directors without notice other than such resolution.

Section 4.10  Special  Meetings.  Special meetings of the Board of Directors may be  called  by the  Chairman of  the Board and Chief Executive Officer, the Vice
Chairman of the Board and Executive Vice President,  the President,  or not less than  one-third  (1/3) of the members of the Board of  Directors.  The person or persons  calling  the meeting  may fix any place,  either  within or without the
State of Florida,  as the place for holding any special  meeting of the Board of
Directors, and if no other place is fixed, the place of the meeting shall be the principal office of the Corporation in the State of Florida.

Section 4.11  Notice.   Special  meetings  of  the  Board  of Directors  must be
preceded  by at least two  days'  notice  of the  date,  time,  and place of the meeting. The notice need not describe the purpose of the special meeting.

Section  4.12   Waiver  of  Notice.    Notice  of  a  meeting  of  the  Board of
Directors  need not be given to any director who signs a waiver of notice either before  or after the  meeting.  Attendance  of a  director  at a  meeting  shall constitute  a  waiver  of  notice  of such  meeting  and  waiver  of any and all objections to the place of the meeting,  the time of the meeting,  or the manner in which it has been called or convened,  except when a director states,  at the beginning of the meeting or promptly upon arrival at the meeting,  any objection to the  transaction  of business  because the meeting is not lawfully  called or convened.

Section 4.13 Quorum  and  Voting.   A  quorum of the Board of Directors consists
of a  majority  of the  number of  directors  prescribed  by these  Amended  and
Restated  Bylaws  (or if no number is  prescribed,  the number of  directors  in office  immediately  before the meeting  begins).  If a quorum is present when a vote is taken,  the affirmative  vote of a majority of directors  present is the act of the Board of  Directors.  A  director  who is present at a meeting of the
Board of  Directors  or a committee  of the Board of  Directors  when  corporate action is taken is deemed to have assented to the action taken unless: (a) he or she  objects  at the  beginning  of the  meeting  (or  promptly  upon his or her arrival) to holding it or transacting  specified business at the meeting; or (b)
he or she votes against or abstains from the action taken.

Section 4.14 Conduct of Meetings.

(a)  Presiding  Officer.   The  Chief  Executive  Officer  shall  serve  as  the
Chairman of the Board of Directors and the Executive Vice President  shall serve as the Vice  Chairman of the Board of Directors.  The Chairman  shall preside at meetings of the Board of  Directors.  In the absence of the  Chairman,  the Vice
Chairman of the Board,  or in his or her  absence,  any  director  chosen by the directors  present,  shall call  meetings of the Board of Directors to order and shall act as presiding officer of the meeting.

(b) Minutes.  The  Secretary  of  the  Corporation shall act as secretary of all meetings  of the Board of  Directors  but in the absence of the  Secretary,  the presiding  officer may appoint any other  person  present to act as secretary of the meeting. Minutes of any regular or special meeting of the Board of Directors shall be prepared and distributed to each director.

(c)  Adjournments.   A  majority of  the  directors  present,  whether  or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place.  Notice of any such adjourned meeting shall be given to the directors who are not  present  at the time of the  adjournment  and,  unless the time and place of the adjourned meeting are announced at the time of the adjournment,  to the other directors.

(d)  Participation  by Conference Call or Similar Means.  The Board of Directors
may  permit  any  or  all  directors  to  participate  in a regular or a special
meeting  by,  or  conduct  the   meeting  through  the  use of,   any  means  of
communication by which all directors  participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

Section 4.15 Committees.   The  Board of  Directors,  by resolution adopted by a
majority of the full Board of Directors,  shall designate from among its members a Compensation  Committee (for the purpose of establishing  and  implementing an executive  compensation  policy)  and an Audit  Committee  (for the  purpose  of examining  and  considering  matters  relating to the  financial  affairs of the
Corporation). The Board of Directors, by resolution adopted by a majority of the full Board of Directors,  may designate from among its members one or more other committees,  which may include,  by way of example and not as a  limitation,  an
Executive Committee. Each committee shall have two or more members, who serve at the pleasure of the Board of Directors, provided that the Compensation Committee and the Audit  Committee  each shall consist of three  members,  at least two of which  are  Independent  Directors,  that the  Chairman  of the  Board and Chief
Executive Officer shall be a member of the Compensation  Committee,  and that no member  of  the  Audit  Committee  shall  be  an  officer  or  employee  of  the
Corporation.  For purposes of this section,  "Independent Director" shall mean a person other than an officer or employee of the Corporation or any subsidiary of the  Corporation or any other  individual  having a relationship  which,  in the opinion  of the  Board  of  Directors,  would  interfere  with the  exercise  of independent judgment in carrying out the responsibilities of a director.  To the extent  provided in the  resolution of the Board of Directors  establishing  and constituting  such  committees,  such committees shall have and may exercise all the authority of the Board of  Directors,  except that no such  committee  shall have the authority to:

(a) approve  or  recommend to  shareholders actions or proposals required by the
Act to be approved by shareholders;

(b) fill vacancies on the Board of Directors or any committee thereof;

(c) adopt, amend, or repeal these Amended and Restated Bylaws;

(d) authorize  or  approve  the  reacquisition  of  shares  unless pursuant to a general formula or method specified by the Board of Directors; or

(e)  authorize  or  approve  the  issuance  or  sale or contract for the sale of shares,  or determine the  designation  and relative  rights,  preferences,  and limitations of a voting group except that the Board of Directors may authorize a committee (or a senior  executive  officer of the  Corporation)  to do so within limits specifically prescribed by the Board of Directors.

Notwithstanding  the  foregoing,   except  with  respect  to  each  of the Audit
Committee,  the Compensation Committee and the Executive Committee, the Board of
Directors, by resolution adopted in accordance with this Section may appoint one or more  non-directors  to serve as  members  of any  committee,  provided  that director  members  of any such  committee  must  constitute  a  majority  of the membership of such committee.

The Board of Directors,  by resolution adopted in accordance with  this Section, may designate one or more directors as alternate  members of any such committee, who  may  act  in  the  place  and  stead of any absent member or members at any
meeting of such  committee.   The  provisions  of  these  Amended  and  Restated
Bylaws which govern meetings, notice and waiver of notice, and quorum and voting requirements  of the Board of Directors apply to committees and their members as well.  Notwithstanding  the  foregoing  sentence,  all  directors  (i)  shall be entitled to receive notice of all meetings of the Compensation Committee and the
Audit Committee, (ii) may attend any committee meeting, unless the committee has voted to go into  executive  session,  and (iii)  shall be  entitled  to receive copies of the minutes of all committee meetings.

Section 4.16 Action  Without  Meeting.   Any  action  required  or  permitted by
the Act to be taken  at a  meeting  of the  Board of  Directors  or a  committee thereof may be taken  without a meeting if the action is taken by all members of the Board or of the  committee.  The action  shall be  evidenced  by one or more written  consents  describing  the  action  taken,  signed by each  director  or committee member and retained by the Corporation. Such action shall be effective when the last director or committee member signs the consent, unless the consent specifies a different  effective  date. A consent  signed under this Section has the effect of a vote at a meeting and may be described as such in any document.

                                    ARTICLE 5
                                    OFFICERS

Section 5.1 Number.   The  principal  officers  of  the  Corporation  shall be a
Chairman of the Board and Chief Executive  Officer, a Vice Chairman of the Board
and Executive Vice President,  a President,  the number of Vice  Presidents,  if any, as authorized from time to time by the Board of Directors, a Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and  assistant  officers as may be deemed  necessary  may be elected or appointed by the Board of Directors.  The Board of Directors may also  authorize any  duly  appointed  officer  to  appoint  one or more  officers  or  assistant officers. The same individual may simultaneously hold more than one office.

Section 5.2 Election and Term of Office.  The officers of  the Corporation to be elected  by  the  Board of Directors  shall be elected  annually by the Board of
Directors at the first meeting of the Board of Directors  held after each annual meeting of the  shareholders.  If the election of officers  shall not be held at such meeting,  such election shall be held as soon thereafter as is practicable.
Each officer shall hold office until his or her  successor  shall have been duly elected or until his or her prior death, resignation, or removal.

Section 5.3  Removal.   The  Board  of  Directors  may  remove  any officer and,
unless  restricted by the Board of Directors,  an officer may remove any officer or assistant  officer  appointed by that officer,  at any time,  with or without cause and  notwithstanding  the contract rights, if any, of the officer removed.
The appointment of an officer does not of itself create contract rights.

Section 5.4  Resignation.   An officer may  resign  at  any  time by  delivering
notice to the Corporation. The resignation shall be effective when the notice is
delivered,   unless  the  notice  specifies  a  later  effective  date  and  the
Corporation accepts the later effective date. If a resignation is made effective at a later date and the  Corporation  accepts  the future  effective  date,  the pending  vacancy may be filled before the  effective  date but the successor may not take office until the effective date.

Section 5.5 Vacancies.   A  vacancy  in  any  principal office because of death,
resignation,  removal,  disqualification,  or otherwise, shall be filled as soon thereafter as practicable by the Board of Directors for the unexpired portion of the term.

Section 5.6 Chairman  of  the  Board  and Chief Executive Officer.  The Chairman
of the Board (the  "Chairman") and Chief Executive  Officer shall be a member of the Board of Directors of the Corporation and shall preside over all meetings of the Board of Directors and  shareholders  of the  Corporation.  The Chairman and
Chief  Executive  Officer  shall  be  the  principal  executive  officer  of the
Corporation  and,  subject to the direction of the Board of Directors,  shall in
general   supervise  and  control  all  of  the  business  and  affairs  of  the
Corporation.  The Chairman and Chief  Executive  Officer  shall have  authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the  Corporation as he or she shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them.  Such  agents and  employees  shall hold office at the  discretion  of the
Chairman and Chief Executive  Officer.  The Chairman and Chief Executive Officer
shall have authority to sign  certificates  for shares of the  Corporation,  the issuance  of which  shall have been  authorized  by  resolution  of the Board of
Directors,  and to execute and acknowledge,  on behalf of the  Corporation,  all deeds, mortgages, bonds, contracts,  leases, reports, and all other documents or
instruments   necessary   or  proper  to  be  executed  in  the  course  of  the
Corporation's  regular  business,  or which shall be authorized by resolution of the Board of Directors; and, except as otherwise provided by law or the Board of
Directors,  the  Chairman and Chief  Executive  Officer may  authorize  the Vice
Chairman and Executive  Vice  President,  the  President,  any Vice President or
other  officer or agent of the  Corporation  to  execute  and  acknowledge  such documents  or  instruments  in his or her place and stead.  In general he or she shall perform all duties  incident to the office of Chairman and Chief Executive
Officer and such other  duties as may be  prescribed  by the Board of  Directors from time to time.

Section 5.7 Vice Chairman  of  the  Board  and  Executive  Vice  President.  The
Vice Chairman of the Board (the "Vice  Chairman")  and Executive  Vice President
shall be a member of the  Board of  Directors  of the  Corporation  and,  if the
Chairman  and Chief  Executive  Officer is not present,  shall  preside over all meetings of the Board of Directors and shareholders of the  Corporation.  In the absence  of the  Chairman  and Chief  Executive  Officer  or in the event of the
Chairman and Chief Executive Officer's death, inability or refusal to act, or in the event for any reason it shall be  impracticable  for the  Chairman and Chief
Executive  Officer to act  personally,  the Vice  Chairman  and  Executive  Vice
President shall perform the duties of the Chairman and Chief Executive  Officer, and when so  acting,  shall  have all the  powers of and be  subject  to all the restrictions upon the Chairman and Chief Executive  Officer.  If the Chairman of
the Board and Chief  Executive  Officer is not  present,  the Vice  Chairman and
Executive Vice President shall preside at all meetings of the Board of Directors and  shareholders.  The Vice Chairman and Executive  Vice  President  shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the  Corporation as he or she shall deem necessary,  to prescribe their powers, duties and compensation,  and to delegate authority to them. Such agents and employees shall hold office at the discretion of the Vice  Chairman  and  Executive  Vice  President.  The Vice  Chairman  and
Executive Vice President shall have authority to sign certificates for shares of the Corporation,  the issuance of which shall have been authorized by resolution of the Board of  Directors,  and to execute  and  acknowledge,  on behalf of the
Corporation,  all deeds, mortgages,  bonds, contracts,  leases, reports, and all other documents or instruments  necessary or proper to be executed in the course of  the  Corporation's  regular  business,  or  which  shall  be  authorized  by resolution of the Board of Directors;  and, except as otherwise  provided by law or the Board of Directors,  the Vice Chairman and Executive  Vice  President may
authorize  the  President,  any Vice  President or other officer or agent of the
Corporation to execute and  acknowledge  such documents or instruments in his or her place and stead.  In general he or she shall perform all duties  incident to the office of Vice Chairman and Executive  Vice  President and such other duties as may be prescribed by the Board of Directors from time to time.

Section  5.8.  President.  In  the  absence  of  both  the  Chairman  and  Chief
Executive Officer and the Vice Chairman and Executive Vice President,  or in the
event of their  deaths,  inability  or refusal  to act,  or in the event for any reason it shall be  impracticable  for the Chairman and Chief Executive  Officer and Vice Chairman and Executive Vice President to act personally,  the President shall perform the duties of the Chairman and Chief Executive  Officer,  and when so acting,  shall have all the powers of and be subject to all the  restrictions upon the Chairman and Chief Executive Officer.  If the Chairman of the Board and
Chief  Executive  Officer and the Vice Chairman of the Board and Executive  Vice
President are not present,  the  President  shall preside at all meetings of the
Board of Directors and shareholders. The President shall have authority, subject to such rules as may be prescribed  by the Board of  Directors,  to appoint such agents and employees of the  Corporation as he or she shall deem  necessary,  to prescribe their powers,  duties and compensation,  and to delegate  authority to them.  Such  agents and  employees  shall hold office at the  discretion  of the
President. The President shall have authority to sign certificates for shares of the  Corporation  the issuance of which shall have been authorized by resolution of the Board of  Directors,  and to execute  and  acknowledge,  on behalf of the
Corporation,  all deeds, mortgages,  bonds, contracts,  leases, reports, and all other documents or instruments  necessary or proper to be executed in the course of  the  Corporation's  regular  business,  or  which  shall  be  authorized  by resolution of the Board of Directors;  and, except as otherwise  provided by law or the Board of Directors,  the  President  may authorize any Vice  President or other  officer or agent of the  Corporation  to  execute  and  acknowledge  such documents  or  instruments  in his or her place and stead.  In general he or she shall  perform  all duties  incident to the office of  President  and such other duties as may be prescribed by the Board of Directors from time to time.

Section  5.9 Vice  Presidents.  In  the  absence  of  the  President  or  in the event of the President's death, inability or refusal to act, or in the event for any reason it shall be  impracticable  for the President to act personally,  the
Vice  President,  if any (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation,  then in the order of their election), shall perform the duties of the  President,  and when so acting,  shall have all the powers of and be subject to all the restrictions  upon the President.  Each Vice President shall  perform  such duties and have such  authority as from time to time may be delegated  or  assigned  to him or her by the  Chairman  of the  Board and Chief
Executive Officer,  the Vice Chairman of the Board and Executive Vice President,
the President or by the Board of Directors.  The execution of any  instrument of the Corporation by any Vice President shall be conclusive evidence,  as to third parties,  of his or her  authority  to act in the  stead of the  President.  The
Corporation  may have one or more  Senior  Vice  Presidents,  who  shall be Vice
Presidents for purposes hereof.

Section 5.10 Secretary.  The  Secretary  shall:  (a) keep,  or cause to be kept, minutes of the meetings of the  shareholders  and of the Board of Directors (and of committees thereof) in one or more books provided for that purpose (including records of  actions  taken by the  shareholders  or the Board of  Directors  (or committees  thereof)  without a  meeting);  (b) be  custodian  of the  corporate records and of the seal of the Corporation, if any, and if the Corporation has a
seal,  see that it is affixed to all  documents the execution of which on behalf of the  Corporation  under its seal is duly  authorized;  (c)  authenticate  the records of the  Corporation;  (d) maintain a record of the  shareholders  of the
Corporation,  in a form  that  permits  preparation  of a list of the  names and addresses  of all  shareholders,  by class or series of shares and  showing  the number and class or series of shares held by each shareholder;  (e) have general charge  of the  stock  transfer  books of the  Corporation;  and (f) in  general perform  all  duties  incident  to the office of  Secretary  and have such other duties and  exercise  such  authority  as from time to time may be  delegated or assigned by the Chief Executive Officer or by the Board of Directors.

Section 5.11 Treasurer.  The Treasurer shall:  (g)  have  charge  and custody of and be responsible for all funds and securities of the Corporation; (h) maintain appropriate accounting records; (i) receive and give receipts for moneys due and payable to the  Corporation  from any source  whatsoever,  and  deposit all such moneys in the name of the Corporation in such banks,  trust companies,  or other depositaries  as shall be selected in  accordance  with the  provisions of these
Amended  and  Restated  Bylaws;  and (j) in  general  perform  all of the duties incident to the office of Treasurer and have such other duties and exercise such other  authority  as from time to time may be delegated or assigned by the Chief
Executive  Officer or by the Board of  Directors.  If  required  by the Board of
Directors,  the Treasurer shall give a bond for the faithful discharge of his or her  duties  in such  sum and with  such  surety  or  sureties  as the  Board of
Directors shall determine.

Section 5.12 Assistant  Secretaries  and  Assistant  Treasurers.  There shall be such number of Assistant  Secretaries  and Assistant  Treasurers as the Board of
Directors  may from  time to time  authorize.  The  Assistant  Treasurers  shall respectively, if required by the Board of Directors, give bonds for the faithful discharge  of their  duties in such sums and with such  sureties as the Board of
Directors shall determine.  The Assistant  Secretaries and Assistant Treasurers,
in general, shall perform such duties and have such authority as shall from time to time be  delegated  or assigned to them by the  Secretary  or the  Treasurer, respectively, or by the Chief Executive Officer or the Board of Directors.

Section 5.13  Other  Assistants and  Acting  Officers.  The  Board  of Directors
shall have the power to appoint,  or to authorize any duly appointed  officer of the Corporation to appoint, any person to act as assistant to any officer, or as agent for the  Corporation in his or her stead, or to perform the duties of such officer  whenever  for any reason it is  impracticable  for such  officer to act personally,  and such assistant or acting officer or other agent so appointed by the Board of Directors or an authorized  officer shall have the power to perform all the  duties  of the  office  to  which  he or she is so  appointed  to be an assistant, or as to which he or she is so appointed to act, except as such power may be  otherwise  defined  or  restricted  by the  Board  of  Directors  or the appointing officer.

Section 5.14  Salaries.   The  salaries  of  the  principal  officers  shall  be
fixed  from  time to time by the  Board  of  Directors  or by a duly  authorized committee thereof,  and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the Corporation.

                                    ARTICLE 6
             CONTRACTS, CHECKS AND DEPOSITS; SPECIAL CORPORATE ACTS

Section 6.1 Contracts.   The  Board  of  Directors  may authorize any officer or
officers,  or any agent or agents  to enter  into any  contract  or  execute  or deliver any instrument in the name of and on behalf of the Corporation, and such authorization may be general or confined to specific  instances.  In the absence of other  designation,  all deeds,  mortgages,  and instruments of assignment or pledge made by the Corporation  shall be executed in the name of the Corporation by the Chairman and Chief  Executive  Officer,  the Vice  Chairman and Executive
Vice President, the President or one of the Vice Presidents; the Secretary or an
Assistant  Secretary,  when  necessary or  required,  shall attest and affix the corporate  seal,  if any,  thereto;  and when so executed no other party to such instrument  or any third party  shall be  required to make any inquiry  into the authority of the signing officer or officers.

Section 6.2 Checks,  Drafts,  etc.  All  checks,  drafts or other orders for the payment of money,  notes, or other evidences of indebtedness  issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the  Corporation  and in such manner as shall from time to time be determined by or under the authority of a resolution of the Board of Directors.

Section 6.3 Deposits.   All  funds  of  the  Corporation not otherwise  employed
shall be deposited  from time to time to the credit of the  Corporation  in such banks, trust companies, or other depositaries as may be selected by or under the authority of a resolution of the Board of Directors.

Section 6.4 Voting  of  Securities  Owned  by  Corporation.   Subject always  to
the  specific  directions  of the Board of  Directors,  (a) any  shares or other securities  issued  by any other  corporation  and  owned or  controlled  by the
Corporation  may be voted at any  meeting  of  security  holders  of such  other corporation by the Chairman and Chief Executive  Officer,  the Vice Chairman and
Executive Vice President, or the President, and (b) whenever, in the judgment of the Chairman and Chief Executive  Officer,  the Vice Chairman and Executive Vice
President,  or the President,  it is desirable for the  Corporation to execute a proxy or written consent in respect of any such shares or other securities, such proxy  or  consent  shall be  executed  in the  name of the  Corporation  by the
Chairman and Chief  Executive  Officer,  the Vice  Chairman and  Executive  Vice
President, or the President, without necessity of any authorization by the Board of Directors,  affixation  of corporate  seal,  if any, or  countersignature  or attestation by another officer.  Any person or persons  designated in the manner above stated as the proxy or proxies of the  Corporation  shall have full right, power, and authority to vote the shares or other securities issued by such other corporation  and owned or controlled by the  Corporation the same as such shares or other securities might be voted by the Corporation.

                                    ARTICLE 7
                   CERTIFICATES FOR SHARES; TRANSFER OF SHARES

Section 7.1  Consideration  for  Shares.   The  Board of Directors may authorize
shares to be issued for  consideration  consisting of any tangible or intangible property  or benefit  to the  Corporation,  including  cash,  promissory  notes, services  performed,  promises  to  perform  services  evidenced  by  a  written contract, or other securities of the Corporation.  Before the Corporation issues shares,  the Board of Directors shall determine that the consideration  received or to be received for the shares to be issued is adequate.  The determination of the Board of Directors is  conclusive  insofar as the adequacy of  consideration for the  issuance of shares  relates to whether  the shares are validly  issued, fully paid, and nonassessable. The Corporation may place in escrow shares issued for future services or benefits or a promissory note, or make other arrangements to restrict the transfer of the shares, and may credit  distributions in respect of the shares  against their purchase  price,  until the services are performed, the  note is  paid,  or the  benefits  are  received.  If the  services  are not performed,  the  note  is not  paid,  or the  benefits  are  not  received,  the
Corporation  may cancel,  in whole or in part, the shares escrowed or restricted and the distributions credited.

Section 7.2   Certificates for Shares. Every holder of shares in the corporation shall be  entitled  to have a certificate representing all shares to which he or she is entitled unless the Board of Directors  authorizes  the issuance  of some or all shares  without  certificates.  Any such  authorization shall not  affect
shares  already   represented   by   certificates   until  the certificates  are
surrendered  to  the  Corporation.  If  the  Board  of  Directors authorizes the issuance of any shares without certificates,  within a reasonable time after the issue or transfer of any such shares, the Corporation shall send the shareholder a written  statement of the  information  required by the Act or the Amended and
Restated Articles of Incorporation  to  be  set forth on certificates, including
any  restrictions  on  transfer.   Certificates   representing   shares  of  the
Corporation  shall  be  in  such  form,   consistent  with  the Act, as shall be
determined  by the Board of Directors. Such certificates shall be signed (either manually or in facsimile) by the Chairman and Chief Executive  Officer, the Vice
Chairman  and  Executive  Vice  President,  the  President  or any other persons designated  by  the  Board of  Directors  and may be sealed with the seal of the
Corporation  or a facsimile  thereof.  All  certificates  for  shares  shall  be consecutively  numbered  or  otherwise  identified.  The name and address of the person to whom the shares  represented  thereby are  issued,  with the number of shares and date of issue,  shall be entered on the stock  transfer  books of the
Corporation.   Unless  the  Board  of  Directors   authorizes   shares   without
certificates, all certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former  certificate for a like number of shares shall have been surrendered and canceled,  except as provided in these Amended and Restated  Bylaws with respect to lost,  destroyed, or stolen certificates. The validity of a share certificate is not affected if a person who signed the  certificate  (either  manually or in facsimile) no longer holds office when the certificate is issued.

Section 7.3 Transfer  of  Shares.  Prior to due  presentment of a certificate or
shares   for   registration   of   transfer,  the  Corporation  may   treat  the
registered owner of such shares as the person  exclusively  entitled to vote, to receive  notifications,  and  otherwise  to have and exercise all the rights and power  of an  owner.  Where  a  certificate  for  shares  is  presented  to  the
Corporation with a request to register a transfer,  the Corporation shall not be liable  to the  owner or any  other  person  suffering  loss as a result of such registration  of  transfer  if (a)  there  were on or with the  certificate  the necessary  endorsements,  and (b) the  Corporation  had no duty to inquire  into adverse  claims or has discharged  any such duty.  The  Corporation  may require reasonable  assurance  that such  endorsements  are  genuine and  effective  and compliance  with such other  regulations  as may be  prescribed  by or under the authority of the Board of Directors.

Section 7.4  Restrictions  on  Transfer.   The  face  or  reverse  side  of each
certificate representing shares shall bear a conspicuous notation as required by
the  Act  or  the  Amended  and  Restated   Articles  of  Incorporation  of  the
restrictions imposed by the Corporation upon the transfer of such shares.

Section 7.5 Lost,  Destroyed,  or  Stolen Certificates.   Unless  the  Board  of
Directors  authorizes shares without  certificates,  where the owner claims that certificates for shares have been lost,  destroyed,  or wrongfully  taken, a new certificate shall be issued in place thereof if the owner (a) so requests before the  Corporation  has notice that such shares have been  acquired by a bona fide purchaser,  (b)  files  with the  Corporation  a  sufficient  indemnity  bond if required by the Board of Directors or any principal  officer,  and (c) satisfies such  other  reasonable  requirements  as  may be  prescribed  by or  under  the authority of the Board of Directors.

Section 7.6 Stock  Regulations.   The  Board  of  Directors shall have the power
and authority to make all such further rules and  regulations  not  inconsistent with  law as they  may  deem  expedient  concerning  the  issue,  transfer,  and registration of shares of the Corporation.

                                    ARTICLE 8
                                      SEAL

Section 8.1 Seal.  The Board of Directors  may  provide for a corporate seal for the Corporation.

                                    ARTICLE 9
                                BOOKS AND RECORDS

Section 9.1 Books and Records.

(a) The  Corporation  shall keep  as permanent  records  minutes of all meetings of the shareholders and Board of Directors, a record of all actions taken by the shareholders  or Board of  Directors  without  a  meeting,  and a record  of all actions  taken by a committee of the Board of Directors in place of the Board of
Directors on behalf of the Corporation.

(b) The Corporation shall maintain accurate accounting records.

(c)  The Corporation or its agent shall maintain a record of the shareholders in a form  that  permits  preparation  of a list of the  names and addresses of all shareholders  in  alphabetical  order  by class of shares showing the number and series of shares held by each.

(d) The  Corporation  shall  keep a copy of all  written  communications  within the preceding three years to all  shareholders  generally or to all shareholders of a  class  or  series,  including  the  financial  statements  required  to be furnished by the Act, and a copy of its most recent annual  report  delivered to the Department of State.

Section 9.2  Shareholders'  Inspection  Rights.  Shareholders  are  entitled  to inspect and copy records of the Corporation as permitted by the Act.

Section 9.3 Distribution of Financial Information. The Corporation shall prepare and disseminate  financial statements to shareholders as required by the Act.

Section 9.4 Other Reports.  The Corporation shall disseminate such other reports to  shareholders  as  are  required  by  the  Act,  including  reports regarding indemnification  in certain  circumstances and reports regarding the issuance or authorization for issuance of shares in exchange for promises to render services in the future.

                                   ARTICLE 10
                                 INDEMNIFICATION

Section 10.1  Provision  of  Indemnification.   The  Corporation  shall,  to the
fullest  extent  permitted  or required  by the Act,  including  any  amendments thereto  (but in the  case  of any  such  amendment,  only  to the  extent  such amendment permits or requires the Corporation to provide broader indemnification rights than prior to such  amendment),  indemnify  its  Directors  and Executive
Officers  against any and all  Liabilities,  and advance any and all  reasonable
Expenses,  incurred  thereby in any  Proceeding  to which any such  Director  or
Executive  Officer is a Party or in which such Director or Executive  Officer is deposed or called to testify as a witness because he or she is or was a Director or Executive Officer of the Corporation.  The rights to indemnification  granted hereunder shall not be deemed  exclusive of any other rights to  indemnification against Liabilities or the advancement of Expenses which a Director or Executive
Officer  may be  entitled  under  any  written  agreement,  Board of  Directors'
resolution,  vote of shareholders,  the Act, or otherwise.  The Corporation may, but shall not be required to, supplement the foregoing rights to indemnification against  Liabilities and advancement of Expenses by the purchase of insurance on behalf of any one or more of its Directors or Executive  Officers whether or not the  Corporation  would be obligated  to  indemnify or advance  Expenses to such
Director or Executive Officer under this Article.  For purposes of this Article, the term  "Directors"  includes  former  directors  of the  Corporation  and any director who is or was serving at the request of the  Corporation as a director, officer, employee, or agent of another Corporation,  partnership, joint venture, trust, or other enterprise,  including, without limitation, any employee benefit plan (other than in the capacity as an agent separately retained and compensated for the  provision of goods or services to the  enterprise,  including,  without limitation, attorneys-at-law,  accountants, and financial consultants). The term
"Executive  Officers"  includes  those  individuals  who are or were at any time
"executive  officers" of the  Corporation  as defined in Securities and Exchange
Commission Rule 3b-7 promulgated  under the Securities  Exchange Act of 1934, as amended.  All other  capitalized  terms used in this  Article and not  otherwise defined herein have the meaning set forth in Section 607.0850,  Florida Statutes
(1995).  The  provisions of this Article are intended  solely for the benefit of
the   indemnified   parties   described   herein,   their  heirs  and   personal
representatives  and shall not create any rights in favor of third  parties.  No
amendment  to  or  repeal  of  this  Article   shall   diminish  the  rights  of
indemnification provided for herein prior to such amendment or repeal.

                                   ARTICLE 11
                                   AMENDMENTS

Section  11.1  Power to Amend.    These  Amended  and  Restated  Bylaws  may  be
amended or repealed by either the Board of Directors or the shareholders, unless the Act reserves the power to amend these Amended and Restated Bylaws  generally or any  particular  bylaw  provision,  as the  case may be,  exclusively  to the shareholders or unless the shareholders,  in amending or repealing these Amended and  Restated  Bylaws  generally  or any  particular  bylaw  provision,  provide expressly  that the Board of Directors may not amend or repeal these Amended and
Restated Bylaws or such bylaw provision, as the case may be. The shareholders of the  Corporation  may  adopt or amend a bylaw  provision  which  fixes a greater quorum or voting requirement for shareholders (or voting groups of shareholders)
than is required by the Act. The adoption or amendment of a bylaw provision that adds, changes or deletes a greater quorum or voting requirement for shareholders must meet the same quorum or voting  requirement and be adopted by the same vote and voting groups required to take action under the quorum or voting requirement then in effect or proposed to be adopted, whichever is greater.  Notwithstanding the  foregoing,  (i)  Article  5 of  these  Amended  and  Restated  Articles  of
Incorporation  may  only be  amended  or  repealed  by the  shareholders  of the
Corporation, and (ii) none of Sections 4.1, 4.3, 4.4 and 4.7(a) of these Amended and Restated Bylaws may be amended or repealed without the consent of each party remaining  entitled to special  nomination rights pursuant to Section 4.2 of the
Amended and Restated Articles of Incorporation of the Corporation.